                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  ___________


                                AMENDMENT NO. 1
                                  FORM 8-K/A
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of
Earliest Event Reported):  July 16, 1997


                          ANSAN PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                                       94-3171943
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(State of Incorporation or Organization)                   (I.R.S. Employer
                                                             Identification no.)

400 Oyster Point Boulevard, Suite 435, South San Francisco, CA    94080
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        (Address of principal executive offices)                (Zip Code)



Registrant's telephone no., including area code:  (415) 635-0200
                                                  --------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 7.   EXHIBITS
          --------

2.1 Agreement and Plan of Reorganization and Merger between Ansan Pharmaceuticals, Inc. and Discovery Laboratories, Inc. dated July 16, 1997. ("Merger Agreement")*

2.2 Certificate of Designation of Series B Convertible Preferred Stock of Ansan Pharmaceuticals, Inc. to be filed with the Delaware Secretary of State in connection with the merger. (Exhibit A to Merger Agreement)*

2.3 Certificate of Merger between Ansan Pharmaceuticals, Inc. and Discovery Laboratories, Inc. (Exhibit B to Merger Agreement)*

2.4 Preferred Stock Purchase Agreement dated as of July 16, 1997 by and between Ansan Pharmaceuticals, Inc. and Discovery Laboratories, Inc. ("Stock Purchase Agreement")*

2.5 Sublicense Agreement between Ansan Pharmaceuticals, Inc. and Titan Pharmaceuticals, Inc. dated July 16, 1997 (Exhibit C to Merger Agreement)

3.1 Certificate of Designation of Series A Convertible Preferred Stock of Ansan Pharmaceuticals, Inc. filed with the Delaware Secretary of State on July 16, 1997. (Exhibit B to Stock Purchase Agreement)*
---------------------
*  Previously filed.


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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              ANSAN PHARMACEUTICALS, INC.



Date:  July 18, 1997          By:       /s/ Vaughan Shalson
                                 ------------------------------------
                                 Vaughan Shalson, President and Chief
                                 Executive Officer

                                 EXHIBIT INDEX

Exhibit
  No.        Exhibit
-------      -------
 2.1         Agreement and Plan of Reorganization and Merger between Ansan
             Pharmaceuticals, Inc. and Discovery Laboratories, Inc. dated July
             16, 1997.*

 2.2 Certificate of Designation of Series B Convertible Preferred Stock of Ansan Pharmaceuticals, Inc. to be filed with the Delaware Secretary of State in connection with the merger.*

 2.3 Certificate of Merger between Ansan Pharmaceuticals, Inc. and Discovery Laboratories, Inc.*

 2.4 Preferred Stock Purchase Agreement dated as of July 16, 1997 by and between Ansan Pharmaceuticals, Inc. and Discovery Laboratories, Inc.*

 2.5 Sublicense Agreement between Ansan Pharmaceuticals, Inc. and Titan Pharmaceuticals, Inc. dated July 16, 1997 (Exhibit C to Merger Agreement)

 3.1 Certificate of Designation of Series A Convertible Preferred Stock of Ansan Pharmaceuticals, Inc. filed with the Delaware Secretary of State on July 16, 1997.*
---------------------
*  Previously filed.

                                      -5-